UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

DASAN ZHONE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7195 Oakport Street

Oakland, California 94621

(Address of Principal Executive Offices, Including Zip Code)

(510) 777-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2020, Dasan Zhone Solutions, Inc. (the “Company”) entered into two separate Agreements of Sublease (the “Subleases”) with Huawei Technologies USA Inc. (“Huawei”) and Futurewei Technologies, Inc. (“Futurewei,” together with Huawei, the “Sublessors”), respectively, for two suites located on the fourth floor of the building known as Legacy Place, 5700 Tennyson Parkway, Plano, Texas (the “Premises”).  The Subleases are subject to that certain Office Lease dated October 7, 2009 by and between Equus Investment Partnership XI, L.P., as successor-in-interest to Legacy Acquisition, L.P., and Huawei, as amended, and that certain Office Lease dated December 14, 2017 by and between Equus Investment Partnership XI, L.P., as successor-in-interest to L&B CIP Legacy Place I & II, LLC, and Futurewei, respectively.

The Subleases cover premises which, together, consist of 16,333 rentable square feet.  Both Subleases are expected to commence in March, 2020 and terminate on November 30, 2025. The Company does not have any option to extend the term of either of the Subleases.  The Subleases provide that the base rent will be abated until July 1, 2020.  Beginning on July 1, 2020, the aggregate base monthly rent payments due under the Subleases will be $21,777.33, subject to an annual increase of $0.50 per rentable square foot per annum thereafter.  The Company is also responsible for certain other costs under the Subleases including operating expenses, insurance and utilities.

The foregoing is a summary description of certain terms of the Subleases and is qualified in its entirety by reference to the full text of each Sublease, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1	Agreement of Sublease dated February 24, 2020 by and between Huawei Technologies, Inc. and Dasan Zhone Solutions, Inc.

10.2	Agreement of Sublease dated February 24, 2020 by and between Futurewei Technologies, Inc. and Dasan Zhone Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020	DASAN Zhone Solutions, Inc.

	By:	/s/ Thomas J. Cancro
Thomas J. Cancro
Chief Financial Officer and Treasurer, (Principal Financial and Accounting Officer)